UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) March 2, 2015

NABORS INDUSTRIES LTD.

(Exact name of registrant as specified in its charter)

Bermuda	001-32657	98-0363970
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Crown House 4 Par-la-Ville Road Second Floor Hamilton, HM08 Bermuda	N/A
(Address of principal executive offices)	(Zip Code)

(441) 292-1510

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                                           Results of Operations and Financial Condition.

On March 2, 2015, we issued a press release announcing our results of operations for the fourth quarter and full year 2014.  A copy of that release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The press release includes forward-looking statements within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934.  Such forward-looking statements are subject to risks and uncertainties, as disclosed from time to time in our filings with the Securities and Exchange Commission.  As a result of these factors, our actual results may differ materially from those indicated or implied by such forward-looking statements.

We also presented in the press release certain “non-GAAP” financial measures.  We presented our adjusted EBITDA and adjusted income (loss) derived from operating activities for all periods presented in the release.  We also presented our adjusted income (loss) from continuing operations, net of tax, non-cash charges and other non-operational items and the related earnings (losses) per share impact of such charges for the three months ended December 31, 2014 and September 30, 2014. The components of these non-GAAP measures are computed by using amounts that are determined in accordance with accounting principles generally accepted in the United States of America (“GAAP”).  Adjusted EBITDA is computed by subtracting the sum of direct costs and general and administrative expenses from the sum of Operating revenues and Earnings (losses) from unconsolidated affiliates.  Adjusted income (loss) derived from operating activities is computed similarly, but also subtracts depreciation and amortization expenses from the sum of Operating revenues and Earnings (losses) from unconsolidated affiliates.  Adjusted income (loss) from continuing operations, net of tax is computed by subtracting the sum of non-cash charges and other non-operational items from income (loss) from continuing operations, net of tax. As part of the press release information, we have provided a reconciliation of adjusted EBITDA and adjusted income (loss) derived from operating activities to income (loss) from continuing operations before income taxes, which is its nearest comparable GAAP financial measure. In addition, we provided a schedule of the non-cash charges and other non-operational items recorded for the three months ended December 31, 2014 and September 30, 2014, and their related earnings (losses) per share impact in calculating adjusted income (loss) from continuing operations, net of tax.

We included these non-GAAP financial measures in the release because management evaluates the performance of our business units and the consolidated company based on several criteria, including these non-GAAP measures, and because we believe these financial measures are an accurate reflection of our ongoing profitability.  There are, however, certain limitations to these measures and therefore they should be considered in addition to and not as an alternative to our results in accordance with GAAP.

Item 8.01.                                        Other Events.

On March 3, 2015, we will present certain information in connection with our call with shareholders, analysts and others relating to our results of operations discussed above.  Attached hereto as Exhibit 99.2 are slides that will be presented at that time.

Item 9.01                                           Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description

99.1	Press Release
99.2	Investor Information

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NABORS INDUSTRIES LTD.

Date: March 3, 2015	By:	/s/ Mark D. Andrews
Mark D. Andrews
Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release
99.2	Investor Information